EXHIBIT 32.1

CERTIFICATION PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Report of Data Storage Consulting Services, Inc. (the "Company") on Form 10-Q as filed with the Securities and Exchange Commission (the "Report"), I, Ross Bernstein, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. ss.1350, as adopted pursuant to ss.906 of the Sarbanes-Oxley Act of 2002, that:

(1)  The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)  The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: May 19, 2009
	By:	/s/ Ross Bernstein
Ross Bernstein Chief Executive Officer